Income Taxes (Effective Income Tax Rate Reconciliation) (Details) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Reconciliation between income tax expense computed by applying PRC tax rate and actual:
Income before income tax expense	$ 62,695	$ 25,855	$ 9,011
PRC statutory income tax rate (in percentage)	25.00%	25.00%	25.00%
Income tax expense at statutory income tax rate	15,674	6,464	2,253
Permanent differences	870	116	75
Effect of different income tax calculation method required by tax bureau	67	(84)	(2,416)
Effect of different income tax rates in other jurisdictions	12,192	10,585	1,093
Effect of income tax holiday and preferential tax rates	(17,844)	(7,036)	(717)
Changes in valuation allowance	420	829	175
Total income tax expense	$ 11,379	$ 10,874	$ 463
Positive impact of tax holidays on basic net income per ordinary share	$ 0.10	$ 0.05	$ 0.01